                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             To Tender for Exchange
                         12 1/2% Senior Notes due 2007
                                       of
                         BOOTH CREEK SKI HOLDINGS, INC.
             Pursuant to the Prospectus Dated                , 1997

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1997 UNLESS EXTENDED.

                  To: Marine Midland Bank, The Exchange Agent

                        By Registered or Certified Mail;
                       By Overnight Courier; or By Hand:

                            140 Broadway -- Level A
                         New York, New York 10005-1180
                      Attention: Corporate Trust Services
                                 By Facsimile:
                                 (212) 658-2292
                      Attention: Corporate Trust Services

                             Confirm by Telephone:
                                 (212) 658-5931

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated
               , 1997 (the "Prospectus") of Booth Creek Ski Holdings, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its Series B 12 1/2% Senior Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes due 2007 (the "Notes"), of which $116,000,000 principal amount is outstanding. The term "Expiration
Date" shall mean 5:00 p.m., New York City time, on                , 1997, unless
the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by holders of Notes if (i) certificates representing the Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Notes is to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Notes (such participants acting on behalf of holders, are referred to herein, together with such holders, as "Authorized Holders") or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

   -----------------------------------------------------------------------------
     Account Number:
    ----------------------------------------------------------------------------
     Transaction Code Number:
    ----------------------------------------------------------------------------
     Principal Amount of Tendered Notes:
    ----------------------------------------------------------------------

     If Holders desire to tender Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Notes or other required document to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

     Name of Registered or Acting Holder(s):
    ------------------------------------------------------------------
     Window Ticket No. (if any):

 -------------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
    ------------------------------------------------------
     Name of Eligible Institution
     that Guaranteed Delivery:
    ----------------------------------------------------------------------------
    If Delivered by Book-Entry
     Transfer, the Account Number:

   -----------------------------------------------------------------------------
     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES; PROVIDED, HOWEVER, THAT THE COMPANY HAS NO OBLIGATION TO AMEND OR SUPPLEMENT THE PROSPECTUS UNLESS IT HAS RECEIVED WRITTEN NOTICE FROM A PARTICIPATING BROKER-DEALER OF ITS PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WITHIN FIVE DAYS FOLLOWING CONSUMMATION OF THE EXCHANGE OFFER.

     Name:
     ---------------------------------------------------------------------------
     Address:
     ---------------------------------------------------------------------------
     Attention:
     ---------------------------------------------------------------------------

     List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Notes should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

--------------------------------------------------------------------------------------------------------------
                            BOX 1 - DESCRIPTION OF 12 1/2% SENIOR NOTES DUE 2007*
--------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT
                                                                  AGGREGATE PRINCIPAL     TENDERED (MUST BE
  NAME(S) AND ADDRESS(ES) OF REGISTERED        CERTIFICATE         AMOUNT REPRESENTED    AN INTEGRAL MULTIPLE
  HOLDER(S) (PLEASE FILL IN, IF BLANK)          NUMBER(S)          BY CERTIFICATE(S)         OF $1,000**)
--------------------------------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------
                                                  TOTAL
--------------------------------------------------------------------------------------------------------------

      * Need not be completed by Holders tendering by book-entry transfer.

     ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 12 1/2% Senior Notes due 2007 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of 12 1/2% Senior Notes due 2007. All other tenders must be in integral multiples of $1,000.

BOX 2

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
                                    (PLEASE PRINT)

Address
                               (INCLUDE ZIP CODE)
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Notes accepted Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name
                                    (PLEASE PRINT)

Address
                               (INCLUDE ZIP CODE)
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                     BOX 4

                              BROKER-DEALER STATUS

[ ] Check this box if the Beneficial Owner of the Notes is a Participating
    Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO NANCI N. NORTHWAY, CHIEF FINANCIAL OFFICER OF THE COMPANY, VIA FACSIMILE: (916) 562-2419.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Booth Creek Ski Holdings, Inc. (the "Company") the principal amount of Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Notes with the full power of substitution to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

     The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates (or electronic transfers) for Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates for Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Notes accepted for exchange in the name(s) of, and return any certificates for Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Notes so tendered.

     Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver the Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

     The below lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                   NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
------------------------------------------------
X
------------------------------------------------
Date:
--------------------------------------------
Date:
--------------------------------------------

Area Code and Telephone Number:
-------------------------------------------------

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

Signature(s) Guaranteed by an Eligible Institution:
---------------------------------------------------------
                                          (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:
--------------------------------------------------------------------------------

INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Notes but whose Notes are not immediately available and who cannot deliver their certificates for Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

     (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

     (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Notes, and the principal amount of tendered Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

     (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Notes transferred electronically) must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

     3. TENDER BY HOLDER. Only a holder of Notes may tender such Notes in the Exchange Offer. Any beneficial owner of Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Notes, either make appropriate arrangements to register ownership of the Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Notes is not tendered, Notes for the principal amount of Notes not tendered and Exchange Notes exchanged for any Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

     If any of the tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names on several Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder or Acting Holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Notes are to be reissued or returned to the registered holder or Acting Holder, then, the registered holder or Acting Holder need not and should not endorse any tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered holder or Acting Holder must either properly endorse the Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Tendered Notes) and the issuance of Exchange Notes (and any Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Notes or deposited at such Acting Holders' account at the Book-Entry Transfer Facility.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes not validly tendered or any Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Notes on transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED NOTES. Any tendering holder whose Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuit to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

------------------------------------------------------------------------------------------------------------
                                PAYOR'S NAME: BOOTH CREEK SKI HOLDINGS, INC.
------------------------------------------------------------------------------------------------------------

  Name (if joint names, list first and circle the name of the person or entity whose number you enter in
  Part I below. See instructions if your name has changed.)
  ----------------------------------------------------------------------------------------------------------
  Address
  -----------------------------------------------------------------------------------------------------
  City, State and ZIP Code----------------------------------------------------------------------------------
  List account number(s) here (optional)-------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                               PART 1--PLEASE PROVIDE YOUR TAXPAYER
  SUBSTITUTE                   IDENTIFICATION NUMBER ("TIN") IN THE BOX AT
  FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING           Social Security Number
                               BELOW                                                     or TIN
                             -------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY    PART 2--Check the box if you are NOT subject             PART 3--
 INTERNAL REVENUE SERVICE      to backup withholding under the provisions           Awaiting TIN  [ ]
                               of section 3408(a)(1)(C) of the Internal
                               Revenue Code because (1) you have not been
                               notified that you are subject to backup
                               withholding as a result of failure to report
                               all interest of dividends or (2) the
                               Internal Revenue Service has notified you
                               that you are no longer subject to backup
                               withholding. [ ]
                             -------------------------------------------------------------------------------
  PAYER'S REQUEST FOR          CERTIFICATION--Under the penalties of perjury, I certify that the
  TAXPAYER IDENTIFICATION      information provided on this form is true, correct and complete.
  NUMBER (TIN)                 SIGNATURE   DATE
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                  PAGE 1 OF 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501 (a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by a certain foreign organizations.

- Payments made to a nominee.

- Payments of interest not generally subject to backup withholding include the following:

- Payments of Interest on obligations issued by individuals.

     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payor.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b) (5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041 A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                  PAGE 2 OF 2

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR -- Social Security numbers have nine digits separated by two hyphens: e.g. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g. 00-0000000. The table below will help determine the number to give the Payor.

--------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:         GIVE THE
                                  SOCIAL SECURITY
                                  NUMBER OF:
--------------------------------------------------------------
 1.  For an individual account    The individual
 2.  Two or more individuals      The actual owner of the
     (joint account)              account or, if combined
                                  funds, any one of the
                                  individuals(1)
 3.  Husband and wife (joint      The actual owner of the
     account)                     account or, if joint funds,
                                  either person(1)
 4.  Custodian account of a       The minor(2)
     minor (Uniform Gift to
     Minors Act)
 5.  Adult and minor (joint       The adult or, if the minor
     account)                     is the only contributor, the
                                  minor(1)
 6.  Account in the name of       The ward, minor, or
     guardian or committee for    incompetent person(3)
     a designated ward, minor,
     or incompetent person
 7.  a. The usual revocable       The grantor-trustee(1)
        savings trust account
        (grantor is also
        trustee)
     b. So-called trust           The actual owner(1)
     account that is not a
        legal or valid trust
        under State law
 8.  Sole proprietorship          The owner(4)
     account

--------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:         GIVE THE
                                  SOCIAL SECURITY
                                  NUMBER OF:
--------------------------------------------------------------
 9.  A valid trust, estate, or    The legal entity (Do not
     pension trust                furnish the identifying
                                  number of the personal
                                  representative or trustee
                                  unless the legal entity
                                  itself is not designated in
                                  the account title)(5)
10.  Corporate account            The corporation
11.  Religious, charitable, or    The organization
     educational organization
     account
12.  Partnership account held     The partnership
     in the name of the
     business
13.  Association, club, or        The organization
     other tax-exempt
     organization
14.  A broker or registered       The broker or nominee
     nominee
15.  Account with the             The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State
     or local government,
     school district, or
     prison) that receives
     agricultural program
     payments

============================================================

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish the ward's, minor's or incompetent person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                       15